Exhibit 99.1

First Quarter 2010 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company's April 29, 2010 conference call is forward-looking in nature, including information concerning project development timing and investment amounts.  Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here.  Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control.  These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, our ability to complete and successfully integrate pending and recent acquisitions, and capital market conditions.  You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report.  Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information.  For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Risk Factors" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2009.  In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company's April 29, 2010 conference call might not occur.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-12
Lease Commencement Information by Segment	13
Stabilized Portfolio Capital Expenditures	14
Lease Expiration Summary and Lease Expirations by Region	15-18
Top Fifteen Tenants	19
Acquisitions	20

Development
Future Development Pipeline	21

Debt and Capitalization Data
Capital Structure	22
Debt Analysis	23-24

Non-GAAP Supplemental Measures	25-29

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California.  The Company operates as a self-administered real estate investment trust. As of March 31, 2010, the Company's stabilized portfolio consisted of 94 office buildings and 41 industrial buildings, which encompassed an aggregate of 8.8 million and 3.7 million rentable square feet, respectively, and was 82.8% occupied.

Board of Directors		Senior Management		Investor Relations

John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Chris Corpuz	Executive VP, Acquisitions and Strategic Initiatives	Los Angeles, CA 90064
William P. Dickey		Jeffrey C. Hawken	Executive VP and COO	(310) 481-8400
Scott S. Ingraham		Tyler H. Rose	Executive VP and CFO	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Bank of America Merrill Lynch		J.P. Morgan
James Feldman	(646) 855-5808	Anthony Paolone	(212) 622-6682

Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Dave Rodgers	(440) 715-2647

Credit Suisse Group		Robert W. Baird & Company
Andrew Rosivach	(415) 249-7942	David Aubuchon	(314) 863-4235

Green Street Advisors		Stifel, Nicolaus & Company
Michael Knott	(949) 640-8780	John W. Guinee III	(443) 224-1307

ISI Group		UBS Investment Research
Steve Sakwa	(212) 446-9462	Ross T. Nussbaum	(212) 713-2484

JMP Securities
Mitch Germain	(212) 906-3546

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2010		12/31/2009		9/30/2009		6/30/2009		3/31/2009
INCOME ITEMS (Including Discontinued Operations):
Revenues	$66,819		$67,379		$68,494		$71,050		$72,512
Lease Termination Fees	192		177		94		983		612
Net Operating Income (1)	48,795		48,667		49,166		53,040		52,159
Capitalized Interest and Debt Costs	2,584		2,733		2,614		2,273		2,063
Net Income (Loss) Available to Common Stockholders (10)	4,886		(3,009)		8,111		9,117		7,577
EBITDA (1)(2)(10)	41,771		30,978		42,005		46,235		45,176
Funds From Operations (1)(3)(4)(10)	25,806		17,679		30,190		30,331		28,961
Funds Available for Distribution (1)(3)(4)(10)	13,791		12,921		23,920		25,068		23,979
Net Income (Loss) Available to Common Stockholders per common share – diluted (10)	$0.11		$(0.08)		$0.17		$0.25		$0.23
Funds From Operations per common share – diluted (10)	$0.57		$0.39		$0.66		$0.79		$0.82
Dividends per share	$0.35		$0.35		$0.35		$0.35		$0.58
RATIOS (Including Discontinued Operations):
Operating Margins	73.0%		72.2%		71.8%		74.7%		71.9%
Interest Coverage Ratio (5)(10)	3.8	x	2.9	x	4.0	x	4.2	x	4.0	x
Fixed Charge Coverage Ratio (6)(10)	2.8	x	2.2	x	3.0	x	3.1	x	3.0	x
FFO Payout Ratio (7)(10)	60.8%		88.8%		52.0%		51.8%		69.7%
FAD Payout Ratio (8)(10)	113.7%		121.5%		65.7%		62.7%		84.2%

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
ASSETS:
Real Estate Held for Investment before Depreciation	$2,556,303	$2,520,083	$2,504,916	$2,492,814	$2,485,427
Total Assets	2,112,242	2,084,281	2,079,002	2,087,582	2,103,498
CAPITALIZATION:
Total Debt (9)	$1,031,514	$1,006,074	$986,788	$998,944	$1,191,886
Total Preferred Equity and Noncontrolling Interests (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (9)	1,382,129	1,376,221	1,244,747	921,669	598,289
Total Market Capitalization (9)	2,615,143	2,583,795	2,433,035	2,122,113	1,991,675
Total Debt / Total Market Capitalization	39.4%	39.0%	40.6%	47.1%	59.9%
Total Debt and Preferred / Total Market Capitalization	47.1%	46.8%	48.9%	56.6%	70.0%

(1)	Please refer to pages 25 and 26 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.
(2)	Please refer to page 28 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.
(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.
(4)	Reported amounts are attributable to common stockholders and common unitholders.
(5)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts.
(6)
Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.
(8)
Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.

(9)	See "Capital Structure" on page 22.
(10)
Amounts reported for the three months ended December 31, 2009 include a previously announced one-time $7.0 million charge for separation payments related to the resignation of the Company’s former Chief Financial Officer in December 2009.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
High Price	$32.60	$31.99	$30.75	$23.35	$32.83
Low Price	$26.75	$26.00	$18.67	$16.16	$15.40
Closing Price	$30.84	$30.67	$27.74	$20.54	$17.19
Dividends per share - annualized	$1.40	$1.40	$1.40	$1.40	$2.32
Closing common shares (in 000's) (1) (2)	43,093	43,149	43,149	43,149	33,050
Closing common partnership units (in 000's) (1)	1,723	1,723	1,723	1,723	1,754
	44,816	44,872	44,872	44,872	34,804

(1)	As of the end of the period.
(2)	In April 2010, the Company completed an underwritten public offering of 9,200,000 shares of its common stock at $34.00 per share.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Consolidated Balance Sheets
(unaudited, $ in thousands)

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
ASSETS:
Land and improvements	$338,684	$335,932	$335,932	$335,932	$336,874
Buildings and improvements	1,950,408	1,920,543	1,909,876	1,901,647	1,896,972
Undeveloped land and construction in progress	267,211	263,608	259,108	255,235	251,581
Total real estate held for investment	2,556,303	2,520,083	2,504,916	2,492,814	2,485,427
Accumulated depreciation and amortization	(623,981)	(605,976)	(587,968)	(568,877)	(550,868)
Total real estate assets, net	1,932,322	1,914,107	1,916,948	1,923,937	1,934,559
Cash and cash equivalents	10,736	9,883	9,265	13,348	16,256
Restricted cash	32	2,059	2,936	591	728
Marketable securities	4,226	3,452	3,229	2,801	2,392
Current receivables, net	2,913	3,236	3,139	2,945	3,915
Deferred rent receivables, net	76,406	74,392	72,623	71,355	68,693
Note receivable	10,641	10,679	10,716	10,753	10,789
Deferred leasing costs and acquisition-related intangibles, net	56,570	51,832	49,627	49,803	52,151
Deferred financing costs, net	7,651	8,334	4,393	5,250	5,281
Prepaid expenses and other assets, net	10,745	6,307	6,126	6,799	8,734
TOTAL ASSETS	$2,112,242	$2,084,281	$2,079,002	$2,087,582	$2,103,498
LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt	$267,014	$294,574	$296,788	$300,944	$312,886
Exchangeable senior notes, net	438,749	436,442	398,347	434,132	431,988
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	150,000	97,000	126,000	94,000	275,000
Accounts payable, accrued expenses and other liabilities	58,333	52,533	42,565	32,365	41,506
Accrued distributions	17,167	17,136	17,133	17,129	21,732
Deferred revenue and acquisition-related liabilities	65,655	66,890	69,252	71,333	74,088
Rents received in advance and tenant security deposits	23,654	18,230	18,381	22,038	19,146
Total liabilities	1,164,572	1,126,805	1,112,466	1,115,941	1,320,346
Noncontrolling Interest:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders' Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	431	431	431	431	331
Additional paid-in capital	914,766	913,657	904,043	901,747	707,421
Distributions in excess of earnings	(191,190)	(180,722)	(162,391)	(155,183)	(148,982)
Total stockholders' equity	845,589	854,948	863,665	868,577	680,352
Noncontrolling Interest
Common units of the Operating Partnership	28,443	28,890	29,233	29,426	29,162
Total equity	874,032	883,838	892,898	898,003	709,514
TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$2,112,242	$2,084,281	$2,079,002	$2,087,582	$2,103,498

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amount)

	Three Months Ended March 31,
	2010	2009	% Change
REVENUES:
Rental income	$60,656	$63,064	(3.8%)
Tenant reimbursements	5,718	7,653	(25.3%)
Other property income	445	1,795	(75.2%)
Total revenues	66,819	72,512	(7.9%)
EXPENSES:
Property expenses	12,020	12,329	(2.5%)
Real estate taxes	6,036	6,129	(1.5%)
Provision for bad debts	26	1,424	(98.2%)
Ground leases	(58)	397	(114.6%)
General and administrative expenses	7,095	7,053	0.6%
Acquisition-related expenses	313	-	100.0%
Interest expense	11,956	12,218	(2.1%)
Depreciation and amortization	20,938	21,170	(1.1%)
Total expenses	58,326	60,720	(3.9%)
OTHER INCOME:
Interest income and other net investment gains	384	70	448.6%
INCOME FROM CONTINUING OPERATIONS	8,877	11,862	(25.2%)
LOSS FROM DISCONTINUED OPERATIONS	-	(89)	(100.0%)
NET INCOME	8,877	11,773	(24.6%)
Net income attributable to noncontrolling common units of the
Operating Partnership	(192)	(397)	(51.6%)
NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	8,685	11,376	(23.7%)
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred
units of the Operating Partnership	(1,397)	(1,397)	0.0%
Preferred dividends	(2,402)	(2,402)	0.0%
Total preferred distributions and dividends	(3,799)	(3,799)	0.0%
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,886	$7,577	(35.5%)
Weighted average common shares outstanding - basic	43,012	32,827	31.0%
Weighted average common shares outstanding - diluted	43,015	32,879	30.8%
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net income available to common stockholders per share - basic	$0.11	$0.23	(52.2%)
Net income available to common stockholders per share - diluted	$0.11	$0.23	(52.2%)

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2009	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common stockholders	$4,886	$7,577	(35.5%)
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	192	397	(51.6%)
Depreciation and amortization of real estate assets	20,728	20,987	(1.2%)
Funds From Operations (2)	$25,806	$28,961	(10.9%)
Weighted average common shares/units outstanding - basic (3)	45,554	35,238	29.3%
Weighted average common shares/units outstanding - diluted (3)	45,557	35,290	29.1%
FFO per common share/unit - basic (2)	$0.57	$0.82	(30.5%)
FFO per common share/unit - diluted (2)	$0.57	$0.82	(30.5%)
FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations (2)	$25,806	$28,961	(10.9%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(11,961)	(4,859)	146.2%
Amortization of deferred revenue related to tenant improvements (4)	(2,352)	(2,321)	1.3%
Net effect of straight-line rents (5)	(2,014)	(1,549)	30.0%
Amortization of other deferred revenue, net (6)	(50)	(1,167)	(95.7%)
Amortization of above/below market rents (7)	(28)	(149)	(81.2%)
Noncash amortization of exchangeable debt discount, net (8)	1,726	1,568	10.1%
Amortization of deferred financing costs and debt discount	958	688	39.2%
Noncash amortization of share-based compensation awards	1,706	2,807	(39.2%)
Funds Available for Distribution (2)	$13,791	$23,979	(42.5%)

(1)	See page 26 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Reported amounts are attributable to common shareholders and unitholders.
(3)
Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(5)
Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(6)	Represents amortization of deferred revenue related to cash received prior to revenue recognition in connection with tenants’ contractual lease obligations, net of such amounts received.
(7)	Represents the adjustment related to the acquisition of buildings with above/below market rents.
(8)	Represents the amortization of the noncash debt discounts on the Company's exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Same Store Analysis (1)
(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2010	2009	% Change
Total Same Store Portfolio
Number of properties	133	133
Square Feet	12,312,004	12,312,004
Percent of Stabilized Portfolio	98.9%	99.5%
Average Occupancy	82.6%	88.0%
Operating Revenues:
Rental income	$60,528	$62,984	(3.9%)
Tenant reimbursements	5,716	7,652	(25.3%)
Other property income	445	1,795	(75.2%)
Total operating revenues	66,689	72,431	(7.9%)
Operating Expenses:
Property expenses	11,799	12,113	(2.6%)
Real estate taxes	5,747	5,980	(3.9%)
Provision for bad debts	26	1,424	(98.2%)
Ground leases	(58)	397	(114.6%)
Total operating expenses	17,514	19,914	(12.1%)
GAAP Net Operating Income	$49,175	$52,517	(6.4%)

Same Store Analysis (Cash Basis) (2)

	Three Months Ended March 31,
	2010	2009	% Change
Total operating revenues	$62,305	$65,807	(5.3%)
Total operating expenses	17,488	18,490	(5.4%)
Cash Net Operating Income	$44,817	$47,317	(5.3%)

(1)	Same store defined as all stabilized properties owned as of January 1, 2009 and still owned and in the stabilized portfolio as of March 31, 2010.
(2)	Please refer to page 27 for a reconciliation of the Same Store measures on this page to Net income Available to Common Stockholders.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown		Total Square	Occupancy at: (1)
	# of Buildings	NOI (2)	Sq. Ft.	Feet	3/31/2010	12/31/2009	9/30/2009
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	27.7%	24.2%	3,006,509	87.5%	88.2%	88.7%
San Diego	59	57.8%	41.5%	5,166,973	79.3%	76.8%	78.2%
Orange County	5	0.4%	2.2%	277,340	52.4%	49.8%	52.5%
Other	5	2.6%	2.8%	346,439	93.4%	93.9%	93.8%
Subtotal	94	88.5%	70.7%	8,797,261	81.8%	80.6%	81.6%
Industrial:
Los Angeles	1	1.5%	1.5%	192,053	100.0%	100.0%	100.0%
Orange County	40	10.0%	27.8%	3,462,410	84.5%	87.6%	83.7%
Subtotal	41	11.5%	29.3%	3,654,463	85.3%	88.2%	84.6%
OCCUPANCY BY REGION:
Los Angeles	26	29.2%	25.7%	3,198,562	88.2%	88.9%	89.4%
San Diego	59	57.8%	41.5%	5,166,973	79.3%	76.8%	78.2%
Orange County	45	10.4%	30.0%	3,739,750	82.1%	84.8%	81.4%
Other	5	2.6%	2.8%	346,439	93.4%	93.9%	93.8%
TOTAL STABILIZED PORTFOLIO	135	100.0%	100.0%	12,451,724	82.8%	82.8%	82.5%

REENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	136			12,609,182

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	80.9%	85.2%	82.2%

AVERAGE OCCUPANCY - SAME STORE PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	81.5%	85.2%	82.6%

(1)	Occupancy percentages reported are based on the Company's stabilized portfolio for the period presented.
(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	79.0%
24025 Park Sorrento	Calabasas	102,264	100.0%
26541 Agoura Road	Calabasas	91,327	0.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	88.3%
2260 E. Imperial Highway	El Segundo	286,151	100.0%
909 Sepulveda Boulevard	El Segundo	241,607	97.7%
999 Sepulveda Boulevard	El Segundo	127,901	100.0%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	100.0%
3780 Kilroy Airport Way	Long Beach	219,745	88.2%
3800 Kilroy Airport Way	Long Beach	192,476	97.1%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	66.0%
12100 W. Olympic Boulevard	Los Angeles	150,167	100.0%
12200 W. Olympic Boulevard	Los Angeles	150,302	83.5%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	0.0%
3130 Wilshire Boulevard	Santa Monica	88,339	80.3%
501 Santa Monica Boulevard	Santa Monica	73,115	83.1%
Total Los Angeles Office		3,006,509	87.5%

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	24.5%
12235 El Camino Real	Del Mar	54,673	100.0%
12340 El Camino Real	Del Mar	87,405	88.7%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	100.0%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Centre Drive	Del Mar	52,375	65.2%
3611 Valley Centre Drive	Del Mar	130,178	100.0%
3661 Valley Centre Drive	Del Mar	129,752	92.0%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	0.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	72.3%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	0.0%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	0.0%
15445 Innovation Drive	I-15 Corridor	51,500	0.0%
13280 S. Evening Creek Drive	I-15 Corridor	42,971	46.5%
13290 S. Evening Creek Drive	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	142,742	97.6%
13520 Evening Creek Drive North	I-15 Corridor	141,368	90.6%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%
2385 Northside Drive	Mission Valley	88,795	71.8%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	0.0%
4921 Directors Place	Sorrento Mesa	55,500	0.0%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	0.0%
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	0.0%
10243 Genetic Center Drive	Sorrento Mesa	102,875	0.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	0.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	74.1%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%
Total San Diego Office		5,166,973	79.3%

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	96.6%
8101 Kaiser Boulevard	Anaheim	59,790	92.2%
601 Valencia Avenue	Brea	60,891	0.0%
603 Valencia Avenue	Brea	45,900	10.1%
111 Pacifica	Irvine Spectrum	67,496	64.7%
Total Orange County Office		277,340	52.4%

Other
5151 Camino Ruiz	Camarillo	187,861	89.4%
5153 Camino Ruiz	Camarillo	38,655	100.0%
5155 Camino Ruiz	Camarillo	38,856	100.0%
2829 Townsgate Road	Thousand Oaks	81,067	96.5%
Total Other Office		346,439	93.4%

Total Office		8,797,261	81.8%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%
Total Los Angeles Industrial		192,053	100.0%

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	0.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	0.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	88.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	37.9%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	0.0%
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	75.0%
1050 W. Central Avenue	Brea	30,000	100.0%
1150 W. Central Avenue	Brea	30,000	73.3%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	74.8%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681 / 12691 Pala Drive	Garden Grove	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	50.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%
Total Orange County Industrial		3,462,410	84.5%

Total Industrial		3,654,463	85.3%

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Lease Commencement Information by Segment

For Leases That Commenced During the Three Months Ended March 31, 2010

	1st & 2nd Generation				2nd Generation

						Maintenance		Changes		Weighted Average
	# of Leases (1)		Square Feet (1)		TI/LC	Capex Per	Changes in	in Cash	Retention	Lease
	New	Renewal	New	Renewal	Per Sq.Ft. (2)	Sq.Ft. (3)	Rents (4)	Rents (5)	Rates (6)	Term (Mo.)
Office	12	9	190,011	140,643	$37.87	$0.28	(7.3%)	(19.2%)	77.3%	88
Industrial	2	3	16,000	127,156	1.87	0.24	(20.2%)	(23.7%)	50.7%	48
Total	14	12	206,011	267,799	$26.99	$0.27	(9.0%)	(19.8%)	61.9%	76

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases. Excludes leasing on new construction.
(2)	Amounts exclude tenant-funded tenant improvements.
(3)	Calculated over entire stabilized portfolio.
(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.
(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year.
(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Capital Expenditures
($ in thousands)

Nonrecurring Capital Expenditures:

Q1 2010

Capital Improvements	$1,873
Tenant Improvements & Leasing Commissions	3,980

Total	$5,853

Recurring Capital Expenditures:

Q1 2010
Capital Improvements
Office	$2,445
Industrial	887
3,332
Tenant Improvements & Leasing Commissions (1)
Office	8,170
Industrial	459
8,629
Total
Office	10,615
Industrial	1,346
$11,961

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Lease Expiration Summary Schedule (1)
($ in thousands)

	# of	Total	% of Total	Annualized	% of Total	Annualized
	Expiring	Square	Leased	Base	Annualized	Rent per
Year of Expiration	Leases	Feet	Sq. Ft.	Rent (2)	Base Rent (2)	Sq. Ft.(2)
OFFICE:
Remainder of 2010	59	761,530	10.7%	$17,178	8.4%	$22.56
2011	59	557,033	7.9%	12,001	5.9%	21.54
2012	56	669,963	9.4%	17,960	8.8%	26.81
2013	48	663,520	9.4%	16,659	8.2%	25.11
2014	43	1,028,965	14.5%	25,975	12.7%	25.24
2015	36	741,342	10.5%	21,041	10.3%	28.38
2016	8	177,328	2.5%	4,214	2.1%	23.76
2017	17	1,172,473	16.5%	33,058	16.2%	28.20
2018	13	639,502	9.0%	28,982	14.2%	45.32
2019	4	215,375	3.0%	7,987	3.9%	37.08
2020 and beyond	8	467,079	6.6%	19,242	9.3%	41.20
Subtotal	351	7,094,110	100.0%	$204,297	100.0%	$28.80

INDUSTRIAL:
Remainder of 2010	5	129,614	4.2%	$1,187	4.7%	$9.16
2011	12	376,658	12.1%	3,345	13.3%	8.88
2012	12	511,805	16.4%	3,224	12.8%	6.30
2013	7	602,455	19.3%	4,406	17.5%	7.31
2014	10	472,578	15.2%	3,787	15.1%	8.01
2015	9	539,864	17.3%	3,786	15.1%	7.01
2016	2	233,278	7.5%	3,274	13.0%	14.03
2017	-	-	-	-	-	-
2018	1	82,602	2.7%	643	2.6%	7.78
2019	2	168,200	5.3%	1,467	5.9%	8.72
2020 and beyond	-	-	-	-	-	-
Subtotal	60	3,117,054	100.0%	$25,119	100.0%	$8.06

TOTAL PORTFOLIO:
Remainder of 2010	64	891,144	8.7%	$18,365	8.0%	$20.61
2011	71	933,691	9.1%	15,346	6.7%	16.44
2012	68	1,181,768	11.6%	21,184	9.2%	17.93
2013	55	1,265,975	12.4%	21,065	9.2%	16.64
2014	53	1,501,543	14.7%	29,762	13.0%	19.82
2015	45	1,281,206	12.5%	24,827	10.8%	19.38
2016	10	410,606	4.0%	7,488	3.3%	18.24
2017	17	1,172,473	11.5%	33,058	14.4%	28.20
2018	14	722,104	7.1%	29,625	12.9%	41.03
2019	6	383,575	3.8%	9,454	4.1%	24.65
2020 and beyond	8	467,079	4.6%	19,242	8.4%	41.20
Total	411	10,211,164	100.0%	$229,416	100.0%	$22.47

(1)
The information presented reflects leasing activity through March 31, 2010.  For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms.  Excludes space leased under month-to-month leases and vacant space as of March 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	Los Angeles County						Orange County

	# of	Total	% of Total	Annualized	% of Total Annualized	Annualized	# of	Total	% of Total	Annualized	% of Total Annualized	Annualized
	Expiring	Square	Regional	Base	Base	Rent per	Expiring	Square	Regional	Base	Base	Rent per
Year of Expiration	Leases	Feet	Sq. Ft.	Rent (2)	Rent (2)	Sq. Ft. (2)	Leases	Feet	Sq. Ft.	Rent (2)	Rent (2)	Sq. Ft. (2)
OFFICE:
Remainder of 2010	39	584,896	22.8%	$12,718	17.7%	$21.74	6	13,719	10.1%	$329	10.9%	$23.98
2011	41	240,429	9.4%	7,136	9.9%	29.68	5	16,214	11.9%	381	12.6%	23.50
2012	35	180,773	7.1%	5,137	7.1%	28.42	9	44,686	32.8%	1,081	35.7%	24.19
2013	37	375,431	14.7%	9,893	13.8%	26.35	5	15,001	11.0%	316	10.4%	21.07
2014	29	571,834	22.3%	15,899	22.1%	27.80	6	16,335	12.0%	296	9.8%	18.12
2015	18	250,030	9.8%	7,961	11.1%	31.84	2	30,397	22.2%	624	20.6%	20.53
2016	6	69,552	2.7%	2,597	3.6%	37.34	-	-	-	-	-	-
2017	5	81,551	3.2%	2,994	4.2%	36.71	-	-	-	-	-	-
2018	3	35,140	1.4%	1,196	1.7%	34.04	-	-	-	-	-	-
2019	2	170,596	6.6%	6,348	8.8%	37.21	-	-	-	-	-	-
2020 and beyond	-	-	-	-	-	-	-	-	-	-	-	-
Subtotal	215	2,560,232	100.0%	$71,879	100.0%	$28.08	33	136,352	100.0%	$3,027	100.0%	$22.20

INDUSTRIAL:
Remainder of 2010	-	-	-	-	-	-	5	129,614	4.4%	$1,187	5.4%	$9.16
2011	-	-	-	-	-	-	12	376,658	12.9%	3,345	15.1%	8.88
2012	-	-	-	-	-	-	12	511,805	17.5%	3,224	14.5%	6.30
2013	-	-	-	-	-	-	7	602,455	20.6%	4,406	19.9%	7.31
2014	-	-	-	-	-	-	10	472,578	16.2%	3,787	17.1%	8.01
2015	-	-	-	-	-	-	9	539,864	18.5%	3,786	17.1%	7.01
2016	1	192,053	100.0%	2,960	100.0%	15.41	1	41,225	1.4%	314	1.4%	7.62
2017	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	1	82,602	2.8%	643	2.9%	7.78
2019	-	-	-	-	-	-	2	168,200	5.7%	1,467	6.6%	8.72
2020 and beyond	-	-	-	-	-	-	-	-	-	-	-	-
Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	59	2,925,001	100.0%	$22,159	100.0%	$7.58

TOTAL PORTFOLIO:
Remainder of 2010	39	584,896	21.3%	$12,718	17.0%	$21.74	11	143,333	4.7%	$1,516	6.0%	$10.58
2011	41	240,429	8.7%	7,136	9.5%	29.68	17	392,872	12.8%	3,726	14.8%	9.48
2012	35	180,773	6.6%	5,137	6.9%	28.42	21	556,491	18.2%	4,305	17.1%	7.74
2013	37	375,431	13.6%	9,893	13.2%	26.35	12	617,456	20.2%	4,722	18.7%	7.65
2014	29	571,834	20.8%	15,899	21.2%	27.80	16	488,913	16.0%	4,083	16.2%	8.35
2015	18	250,030	9.1%	7,961	10.6%	31.84	11	570,261	18.6%	4,410	17.5%	7.73
2016	7	261,605	9.5%	5,557	7.4%	21.24	1	41,225	1.3%	314	1.2%	7.62
2017	5	81,551	3.0%	2,994	4.0%	36.71	-	-	-	-	-	-
2018	3	35,140	1.3%	1,196	1.6%	34.04	1	82,602	2.7%	643	2.6%	7.78
2019	2	170,596	6.1%	6,348	8.6%	37.21	2	168,200	5.5%	1,467	5.9%	8.72
2020 and beyond	-	-	-	-	-	-	-	-	-	-	-	-
Total	216	2,752,285	100.0%	$74,839	100.0%	$27.19	92	3,061,353	100.0%	$25,186	100.0%	$8.23

(1)
The information presented reflects leasing activity through March 31, 2010.  For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of March 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	San Diego County						Other

	# of	Total	% of Total	Annualized	% of Total Annualized	Annualized	# of	Total	% of Total	Annualized	% of Total Annualized	Annualized
	Expiring	Square	Regional	Base	Base	Rent per	Expiring	Square	Regional	Base	Base	Rent per
Year of Expiration	Leases	Feet	Sq. Ft.	Rent (2)	Rent (2)	Sq. Ft. (2)	Leases	Feet	Sq. Ft.	Rent (2)	Rent (2)	Sq. Ft. (2)
OFFICE:
Remainder of 2010	11	129,176	3.2%	$3,325	2.7%	$25.74	3	33,739	10.4%	$806	14.7%	$23.89
2011	5	88,724	2.2%	1,984	1.6%	22.36	8	211,666	65.4%	2,500	45.5%	11.81
2012	11	438,954	10.8%	11,548	9.3%	26.31	1	5,550	1.7%	194	3.5%	34.95
2013	6	273,088	6.7%	6,450	5.2%	23.62	-	-	-	-	-	-
2014	7	434,037	10.7%	9,559	7.7%	22.02	1	6,759	2.1%	221	4.0%	32.70
2015	9	394,991	9.7%	10,680	8.6%	27.04	7	65,924	20.4%	1,776	32.3%	26.94
2016	2	107,776	2.6%	1,617	1.3%	15.00	-	-	-	-	-	-
2017	12	1,090,922	26.8%	30,064	24.3%	27.56	-	-	-	-	-	-
2018	10	604,362	14.8%	27,786	22.4%	45.98	-	-	-	-	-	-
2019	2	44,779	1.1%	1,639	1.3%	36.60	-	-	-	-	-	-
2020 and beyond	8	467,079	11.4%	19,242	15.6%	41.20	-	-	-	-	-	-
Subtotal	83	4,073,888	100.0%	$123,894	100.0%	$30.41	20	323,638	100.0%	$5,497	100.0%	$16.99

INDUSTRIAL:
Remainder of 2010	-	-	-	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-
2020 and beyond	-	-	-	-	-	-	-	-	-	-	-	-
Subtotal	-	-	-	-	-	-	-	-	-	-	-	-

TOTAL PORTFOLIO:
Remainder of 2010	11	129,176	3.2%	$3,325	2.7%	$25.74	3	33,739	10.4%	$806	14.7%	$23.89
2011	5	88,724	2.2%	1,984	1.6%	22.36	8	211,666	65.4%	2,500	45.5%	11.81
2012	11	438,954	10.8%	11,548	9.3%	26.31	1	5,550	1.7%	194	3.5%	34.95
2013	6	273,088	6.7%	6,450	5.2%	23.62	-	-	-	-	-	-
2014	7	434,037	10.7%	9,559	7.7%	22.02	1	6,759	2.1%	221	4.0%	32.70
2015	9	394,991	9.7%	10,680	8.6%	27.04	7	65,924	20.4%	1,776	32.3%	26.94
2016	2	107,776	2.6%	1,617	1.3%	15.00	-	-	-	-	-	-
2017	12	1,090,922	26.8%	30,064	24.3%	27.56	-	-	-	-	-	-
2018	10	604,362	14.8%	27,786	22.4%	45.98	-	-	-	-	-	-
2019	2	44,779	1.1%	1,639	1.3%	36.60	-	-	-	-	-	-
2020 and beyond	8	467,079	11.4%	19,242	15.6%	41.20	-	-	-	-	-	-
Total	83	4,073,888	100.0%	$123,894	100.0%	$30.41	20	323,638	100.0%	$5,497	100.0%	$16.99

(1)
The information presented reflects leasing activity through March 31, 2010.  For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of March 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Quarterly Lease Expirations for 2010 (1)
($ in thousands)

	# of Expiring	Total Square	% of Total Leased	Annualized	% of Total Annualized	Annualized Rent per
	Leases	Feet	Sq. Ft.	Base Rent (2)	Base Rent (2)	Sq. Ft. (2)
OFFICE:
Q2 2010	18	60,082	0.8%	$1,755	0.9%	$29.21
Q3 2010	23	506,902	7.2%	11,663	5.7%	23.01
Q4 2010	18	194,546	2.7%	3,760	1.8%	19.33
Subtotal 2010	59	761,530	10.7%	$17,178	8.4%	$22.56

INDUSTRIAL:
Q2 2010	1	33,130	1.1%	$283	1.1%	$8.54
Q3 2010	-	-	-	-	-	-
Q4 2010	4	96,484	3.1%	904	3.6%	9.37
Subtotal 2010	5	129,614	4.2%	$1,187	4.7%	$9.16

TOTAL PORTFOLIO:
Q2 2010	19	93,212	0.9%	$2,038	0.9%	$21.86
Q3 2010	23	506,902	4.9%	11,663	5.1%	23.01
Q4 2010	22	291,030	2.9%	4,664	2.0%	16.03
Total 2010	64	891,144	8.7%	$18,365	8.0%	$20.61

(1)
The information presented reflects leasing activity through March 31, 2010.  For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms.  Excludes space leased under month-to-month leases and vacant space as of March 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Top Fifteen Tenants (1)
($ in thousands)

				Percentage of
		Annualized		Total Annualized	Percentage of
	Product	Base Rental	Rentable	Base Rental	Total Rentable
Tenant Name	Type	Revenues (2)	Square Feet	Revenues (2)	Square Feet
Intuit, Inc.	Office	$15,126	536,812	6.6%	4.3%
Bridgepoint Education, Inc.	Office	14,257	302,078	6.2%	2.4%
Scripps Health	Office	12,562	262,868	5.5%	2.1%
CareFusion Corporation	Office	10,087	459,709	4.4%	3.7%
DIRECTV, Inc.	Office	8,540	314,207	3.7%	2.5%
AMN Healthcare, Inc.	Office	8,341	175,672	3.6%	1.4%
Fish & Richardson P.C.	Office	6,071	139,538	2.6%	1.1%
The Boeing Company (3)	Office / Industrial	5,905	351,598	2.6%	2.8%
Verenium Corporation	Office	5,158	136,908	2.2%	1.1%
Epson America, Inc.	Office	4,915	136,026	2.1%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.9%	0.9%
Avnet, Inc.	Office	3,768	114,780	1.6%	0.9%
Scan Health Plan	Office	3,637	124,598	1.6%	1.0%
Comcast Corporation	Office	3,308	116,881	1.4%	0.9%
Northrup Grumman Corporation	Office	3,268	117,376	1.4%	0.9%
Total Top Fifteen Tenants		$109,291	3,406,999	47.4%	27.1%

(1)	The information presented is as of March 31, 2010.
(2)
Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of March 31, 2010.

(3)
The Boeing Company leases approximately 286,200 rentable square feet of office space in El Segundo that is scheduled to expire in July 2010 and approximately 65,400 rentable square feet of industrial space in Anaheim that is scheduled to expire in October 2010.  The Boeing Company is expected to vacate both premises when the leases expire.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Acquisitions
($ in millions)

COMPLETED ACQUISITIONS

					Percentage	Percentage
			Month of	Rentable	Occupied	Leased	Purchase
Property	Submarket	Type	Acquisition	Square Feet	as of 3/31/2010	as of 3/31/2010	Price
2385 Northside Drive (1)	Mission Valley	Office	March	88,795	71.8%	71.8%	$18.0
San Diego, CA

PENDING ACQUISITIONS

			Month of	Rentable	Percentage		Percentage		Purchase
Property	Submarket	Type	Acquisition	Square Feet	Occupied		Leased		Price
2355, 2365, and 2375 Northside Drive	Mission Valley	Office	TBD (2)	190,600	80.9	% (4)	80.9	% (4)	$52.0	(2)
San Diego, CA

303 Second Street	South Financial District	Office	TBD (3)	732,000	88.9	% (4)	90.3	% (4)	$237.0

(1)	This property was added to the Company's stabilized portfolio upon acquisition.
(2)	Closing date is subject to the assumption of $52 million of existing debt that is secured by the three buildings.
(3)	Completion of the acquisition is subject to customary closing conditions.
(4)	Expected at closing.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Future Development Pipeline
($ in millions)

			Gross	Estimated	Total Costs
			Site	Rentable	as of
Project	Location	Type	Acreage	Square Feet	3/31/2010 (1)

SAN DIEGO, CALIFORNIA

Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
San Diego Corporate Center - Phase I and II	Del Mar	Office	23.0	500,000	104.6
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	74.9
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0
TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$257.2

(1)	Represents cash paid and costs incurred as of March 31, 2010.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Capital Structure
As of March 31, 2010
($ in thousands)

		Aggregate
		Principal
		Amount or	% of Total
	Shares/Units	$ Value	Market
	As of March 31, 2010	Equivalent	Capitalization
DEBT:
Unsecured Line of Credit		$150,000	5.7%
Unsecured Exchangeable Senior Notes due 2012 (1)		298,000	11.4%
Unsecured Exchangeable Senior Notes due 2014 (2)		172,500	6.6%
Unsecured Senior Notes due 2010		61,000	2.3%
Unsecured Senior Notes due 2014		83,000	3.2%
Secured Debt		267,014	10.2%
Total Debt		$1,031,514	39.4%
EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (3)	1,500,000	$75,000	2.9%
7.800% Series E Cumulative Redeemable Preferred Stock (4)	1,610,000	40,250	1.5%
7.500% Series F Cumulative Redeemable Preferred Stock (4)	3,450,000	86,250	3.3%
Common Units Outstanding (5)	1,723,131	53,141	2.0%
Common Shares Outstanding (5) (6)	43,092,980	1,328,988	50.9%
Total Equity and Noncontrolling Interests		$1,583,629	60.6%
TOTAL MARKET CAPITALIZATION		$2,615,143	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $12.5 million as of March 31, 2010.
(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $19.2 million as of March 31, 2010.
(3)	Value based on $50.00 per share liquidation preference.
(4)	Value based on $25.00 per share liquidation preference.
(5)	Value based on closing share price of $30.84 on March 31, 2010.
(6)	In April 2010, the Company completed an underwritten public offering of 9,200,000 shares of its common stock at $34.00 per share.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Debt Analysis
As of March 31, 2010
($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	74.1%	3.6%	2.5	(2)
Secured Debt	25.9%	6.2%	3.9
Floating- vs. Fixed-Rate Debt:
Floating-Rate Debt	14.5%	1.2%	1.1	(2)
Fixed-Rate Debt (1)	85.5%	4.8%	3.2
Total Debt (1)		4.3%	2.9	(2)
Total Debt Including Loan Fees (1)		4.7%
GAAP Effective Interest Rate (3)		5.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$150.0	April 2011 (2)

DEBT COVENANTS

Key Financial Covenants (as defined per Credit Agreement):	Covenant	Actual Performance as of March 31, 2010
Total debt to total asset value (4)	< 60%	38%
Fixed charge coverage ratio	> 1.5x	2.4x
Minimum consolidated tangible net worth	> $700 million + 75% of all Net Offering Proceeds (5)	$1.7 billion
Dividend coverage ratio	< 95% of FFO	60% of FFO
Unsecured debt ratio (4)(6)	> 1.67x	2.92x
Unencumbered asset pool debt service coverage (7)	≥ 2.0x	5.8x

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNT

Quarter-to-Date	Year-to-Date
$2.6	$2.6

(1)	Excludes the impact of the amortization of the noncash debt discounts on the Company's exchangeable senior notes.
(2)	In April 2010, the Company exercised an option to extend the maturity date of the unsecured line of credit by one year.
(3)
Represents the GAAP effective interest rate for total debt, which includes the impact of the amortization of the noncash debt discount related to the accounting for the Company's exchangeable senior notes.

(4)
In the event of an acquisition of one or more properties for $150 million or more, the total debt to total asset value may exceed 60% for up to two consecutive quarters but in no event exceed 65%, and the unsecured debt ratio may be less than 1.67x for up to two consecutive quarters but in no event be less than 1.54x.

(5)	This covenant level was calculated at $974 million as of March 31, 2010.
(6)	The unsecured debt ratio is calculated by dividing the unsecured asset pool value by the amount of unsecured senior debt.
(7)	The unencumbered asset pool debt service coverage is calculated by dividing the unencumbered asset pool net operating cash flow by the unsecured debt service.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Debt Analysis
As of March 31, 2010
($ in thousands)

DEBT MATURITY SCHEDULE

Floating/		Maturity		Remaining
Fixed Rate	Rate	Date		2010	2011	2012	2013	2014	After 2014	Total

Unsecured Debt:
Floating	1.20%	4/26/2011	(1)		$150,000					$150,000
Fixed	3.25%	4/15/2012				298,000				298,000	(2)
Fixed	4.25%	11/15/2014						172,500		172,500	(3)
Fixed	5.72%	8/4/2010		61,000						61,000
Fixed	6.45%	8/4/2014						83,000		83,000
				61,000	150,000	298,000		255,500		764,500

Secured Debt:
Fixed	6.70%	12/27/2011		1,098	69,980					71,078
Fixed	5.57%	8/1/2012		1,093	1,532	71,517				74,142
Fixed	4.95%	8/1/2012		493	687	29,754				30,934
Fixed	6.51%	2/1/2017		592	836	892	952	1,016	66,648	70,936
Fixed	7.15%	5/1/2017		1,367	1,941	2,084	2,238	2,404	6,569	16,603
Fixed	Various (4)	Various (4)		40	52	55	58	59	3,057	3,321
				4,683	75,028	104,302	3,248	3,479	76,274	267,014

Total	4.27%			$65,683	$225,028	$402,302	$3,248	$258,979	$76,274	$1,031,514

(1)	In April 2010, the Company exercised an option to extend the maturity date of the unsecured line of credit by one year.
(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $12.5 million as of March 31, 2010.
(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $19.2 million as of March 31, 2010.
(4)
Represents balance outstanding related to public facility bonds (the "Bonds") issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2010 through September 1, 2038, with interest rates ranging from 4.20% to 6.20%.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures

Included in this section are management's statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations ("FFO"), in the Company's earnings release on April 28, 2010, and the reasons why management believes that these measures provide useful information to investors about the Company's financial condition and results of operations.

Net Operating Income:
Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts ("REITs") may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns.  In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company's operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company's Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company's financial performance since it does not reflect the operations of the Company's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company's results from operations.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, gain on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses ("EBITDA") is a useful supplemental measure of the Company's operating performance.  When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors.  Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt.  However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity.  Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company's EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company's operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company's activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company's FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company's performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company's operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, which are significant economic costs and could materially impact the Company's results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution ("FAD") is a useful supplemental measure of the Company's liquidity.  The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, additional cash gain on early extinguishment of debt and contractual cash rents received in advance of revenue recognition, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition and amortization of above (below) market rents for acquisition properties.  FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs.  Management also believes that FAD provides useful information to the investment community about the Company's financial position as compared to other REITs since FAD is a liquidity measure used by other REITs.  However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company's FAD may not be comparable to other REITs.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended March 31,
	2010	2009
Same Store Cash Net Operating Income	$44,817	$47,317
Adjustments:
GAAP Operating Revenues Adjustments, net	4,384	6,624
GAAP Operating Expenses Adjustments, net	(26)	(1,424)
Same Store GAAP Net Operating Income	49,175	52,517
Non-Same Store GAAP Net Operating Income	(380)	(284)
Net Operating Income excluding discontinued operations	48,795	52,233
Net Operating Loss from discontinued operations	-	(74)
Net Operating Income, as defined (1)	48,795	52,159
Adjustments:
General and administrative expenses	(7,095)	(7,053)
Acquisition-related expenses	(313)	-
Interest expense	(11,956)	(12,218)
Depreciation and amortization (including discontinued operations)	(20,938)	(21,185)
Interest income and other net investment gains	384	70
Net Income	8,877	11,773
Net income attributable to noncontrolling common units
of the Operating Partnership	(192)	(397)
Preferred distributions and dividends	(3,799)	(3,799)
Net Income Available to Common Stockholders	$4,886	$7,577

(1)	Please refer to page 25 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Reconciliation of EBITDA to Net Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended March 31,
	2010	2009
Net Income Available to Common Stockholders	$4,886	$7,577
Interest expense	11,956	12,218
Depreciation and amortization	20,938	21,170
Net income attributable to noncontrolling common units
of the Operating Partnership	192	397
Preferred distributions and dividends	3,799	3,799
Adjustments for Discontinued Operations:
Depreciation and amortization	-	15
EBITDA (1)	$41,771	$45,176

(1)	Please refer to page 26 for a Management Statement on EBITDA.

Kilroy Realty Corporation
First Quarter 2010 Supplemental Financial Report
Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities
(unaudited, $ in thousands)

	Three Months Ended March 31,
	2010	2009
Funds Available for Distribution (1)	$13,791	$23,979
Adjustments:
Tenant improvements, leasing commissions
and recurring capital expenditures	11,961	4,859
Depreciation for furniture, fixtures and equipment	210	198
Preferred distributions and dividends	3,799	3,799
Provision for uncollectible tenant receivables	26	27
Changes in assets and liabilities and other adjustments, net (2)	3,781	(3,757)
GAAP Net Cash Provided by Operating Activities	$33,568	$29,105

(1)	Please refer to page 26 for a Management Statement on Funds Available for Distribution.
(2)
Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.